MASSMUTUAL PREMIER FUNDS
MassMutual U.S. Government Money Market Fund
MassMutual Inflation-Protected and Income Fund
MassMutual Core Bond Fund
MassMutual Diversified Bond Fund
MassMutual Balanced Fund
MassMutual Disciplined Value Fund
MassMutual Main Street Fund
MassMutual Disciplined Growth Fund
MassMutual Small Cap Opportunities Fund
MassMutual Global Fund
MassMutual International Equity Fund
MassMutual Strategic Emerging Markets Fund
Supplement dated April 13, 2022 to the
Prospectus dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
Effective immediately, the following information replaces similar information found in the third paragraph under the section titled About the Classes of Shares—I, R5, Service, Administrative, A, R4, and R3 Shares on page 103:
Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Advisory or fee-based programs sponsored by a broker-dealer or financial institution, such as a bank or trust company, may, by agreement with the Distributor or MML Advisers, make available to its program participants one or more of the above share classes. Class A, Class R4, and Class R3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.
Effective immediately, the following information replaces similar information found in the first paragraph under the heading Additional Information in the section titled About the Classes of Shares—I, R5, Service, Administrative, A, R4, and R3 Shares on page 103:
A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or a financial intermediary, as applicable. A financial intermediary may, by agreement with the Distributor or MML Advisers, make available to its plan or institutional clients or its advisory or fee-based program participants shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-22-01

MASSMUTUAL PREMIER FUNDS
MassMutual Short-Duration Bond Fund
MassMutual High Yield Fund
Supplement dated April 13, 2022 to the
Prospectus dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements.It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective immediately, the following information replaces similar information found in the fifth paragraph under the section titled About the Classes of Shares—I, R5, Service, Administrative, A, R4, R3, Y, L, and C Shares on page 42:
Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Advisory or fee-based programs sponsored by a broker-dealer or financial institution, such as a bank or trust company, may, by agreement with the Distributor or MML Advisers, make available to its program participants one or more of the above share classes. Class R4, Class A, Class R3, Class Y, Class L, and Class C shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. Class I, Class A, Class Y, Class L, and Class C shares may be purchased by individual investors through a financial intermediary or through a product sponsored by a financial intermediary. Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, and Class R3 shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.
Effective immediately, the following information replaces similar information found in the fourth paragraph under the heading Additional Information in the section titled About the Classes of Shares—I, R5, Service, Administrative, A, R4, R3, Y, L, and C Shares on page 43:
A plan or institutional investor will be permitted to purchase Class I, Class R5, Service Class, Administrative Class, Class R4, Class A, or Class R3 shares based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or a financial intermediary, as applicable. A financial intermediary may, by agreement with the Distributor or MML Advisers, make available to its plan or institutional clients or its advisory or fee-based program participants shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M(YLC)-22-02